EXHIBIT 32.1

                            Certification Pursuant to
                         Section 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with this Amendment No. 1 to the Quarterly Report of CIT Group Inc. ("CIT") on Form 10-Q for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey M. Peek, the Chief Executive Officer of CIT, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

      (i) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of CIT.

                                                     /s/ Jeffrey M. Peek
                                                     ---------------------------
                                                     Jeffrey M. Peek
                                                     Chairman and
                                                     Chief Executive Officer
                                                     CIT Group Inc.

                                                     Dated: December 13, 2005